UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 28, 2022
(Date of earliest event reported)

BBCMS Mortgage Trust 2022-C16
(Central Index Key Number 0001924780)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC
(Central Index Key Number 0001548405)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC
(Central Index Key Number 0001592182)
(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)
(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)
(Exact name of registrant as specified in its charter)

Delaware	333-257737-04	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.   Other Events.

On June 28, 2022, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance of the BBCMS Mortgage Trust 2022-C16, Commercial Mortgage Pass-Through Certificates, Series 2022-C16 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of June 1, 2022 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Yorkshire & Lexington Towers	4.10	4.2
1888 Century Park East	4.11	4.3
3075 Olcott	4.12	N/A(1)
70 Hudson Street	4.13	N/A(1)
ExchangeRight Net Leased Portfolio #55	4.14	4.4
Bell Works	4.15	4.4
ILPT Logistics Portfolio	4.16	4.5
Phoenix Industrial Portfolio VIII	4.17	N/A
The Shoppes at Eagle Point	4.18	N/A
Twin Spans Business Park and Delaware River Industrial Park	4.19	4.6
Stockton Self Storage Portfolio	4.20	N/A
The Summit	4.21	4.7
Hamilton Commons	4.22	4.8
Oak Ridge Office Park	4.23	N/A
Moonwater Office Portfolio	4.24	4.9

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates

(collectively, the “Public Certificates”), (ii) Class X-D, Class X-F, Class X-G, Class X-H, Class X-J, Class D, Class E, Class F, Class G, Class H, Class J, Class S and Class R Certificates (the “Private Certificates”) and (iii) the Class VRR Certificates.

The Public Certificates, having an aggregate initial principal amount of $922,229,000, were sold to Barclays Capital Inc. (“Barclays”), BMO Capital Markets Corp. (“BMO Capital Markets”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Natixis Securities Americas LLC (“Natixis Securities”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler” and, together in such capacity with Barclays, SGAS, UBS Securities, Natixis Securities and Academy, the “Underwriters”), pursuant to the underwriting agreement, dated as of June 7, 2022 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 28, 2022, the Registrant also (i) sold the Private Certificates, having an aggregate initial principal amount of $108,194,590, to Barclays, SGAS, UBS Securities, Natixis Securities, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of June 7, 2022, between the Registrant, BCHI and the Initial Purchasers and (ii) transferred the Class VRR Certificates, having an initial principal amount of $54,232,821, to Barclays Bank PLC (“BBPLC”) acting as a “majority-owned affiliate” (as defined in the Risk Retention Rule) of Barclays Capital Real Estate Inc. (“BCRE”). The Private Certificates and the Class VRR Certificates were sold or transferred in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2022-C16 (the “Issuing Entity”), a common law trust fund formed on June 28, 2022 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 60 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) BCRE pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of June 28, 2022, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of June 28, 2022, between the Registrant and Starwood, (iii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of June 28, 2022, among the Registrant, Société Générale and SGFC, (iv) UBS AG, by and through its New York branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of June 28, 2022, between the Registrant and UBS AG, (v) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of June 28, 2022, between the Registrant and LMF, (vi) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of June 28, 2022, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. and (vii) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of June 28, 2022, between the Registrant and NREC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the (i) sale of the Public Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, (ii) the sale of the Private Certificates by the Registrant to the Initial Purchasers, pursuant to the Certificate Purchase Agreement and (iii) the transfer of the Class VRR Certificates by the Registrant to BBPLC pursuant to the Barclays Mortgage Loan Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated June 8, 2022 and as filed with the Securities and Exchange Commission on June 28, 2022. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 8, 2022.

On June 28, 2022, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $922,229,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $11,126,085.21, were approximately $1,065,971,539.42. Of the expenses paid by the Registrant, approximately $5,257,697.65 were paid directly to affiliates of the Registrant, $50,000.00 in the form of fees were paid to the Underwriters, $125,000.00 were paid to or for the Underwriters and $5,607,896.93 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Item 9.01	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of June 7, 2022, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, UBS Securities LLC, Natixis Securities Americas LLC, Academy Securities, Inc. and Mischler Financial Group, Inc., as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of June 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as a special servicer, Rialto Capital Advisors, LLC, solely with respect to the Yorkshire & Lexington Towers Whole Loan, as a special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of February 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of May 1, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, KeyBank National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.5	Trust and Servicing Agreement, dated as of March 6, 2022, among Citigroup Commercial Mortgage Securities Inc., as depositor, Berkadia Commercial Mortgage LLC, as servicer, Situs Holdings, LLC, as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of April 1, 2022, between Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Trust and Servicing Agreement, dated as of January 27, 2022, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, KeyBank National Association, as special servicer, Wilmington Trust, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.8	Pooling and Servicing Agreement, dated as of November 1, 2021, between Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.9	Pooling and Servicing Agreement, dated as of February 1, 2022, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.10	Agreement Between Note Holders, dated as of May 12, 2022 by and among Bank of Montreal, as Initial BMO Note A Holder, Citi Real Estate Funding Inc., as Initial CREFI Note A Holder, Starwood Mortgage Capital LLC, as Initial SMC Note A Holder, Bank of Montreal, as Initial Note B-1 Holder, and Citi Real Estate Funding Inc., as Initial Note B-2 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of January 19, 2022, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Barclays Bank PLC, as Initial Note A-4 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of June 28, 2022, by and between UBS AG, as Note A-2 Holder, UBS AG, as Note A-3 Holder, UBS AG, as Note A-4 Holder, UBS AG, as Note A-5 Holder, UBS AG, as Note A-6 Holder, UBS AG, as Note A-7 Holder, UBS AG, as Note A-8 Holder, UBS AG, as Note A-9 Holder, and UBS AG, as Note A-10 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of June 13, 2022 by and among Natixis Real Estate Capital LLC, as Note A-A-1 Holder, Natixis Real Estate Capital LLC, as Note A-A-2 Holder, Natixis Real Estate Capital LLC, as Note A-A-3 Holder, Natixis Real Estate Capital LLC, as Note A-A-4 Holder and Natixis Real Estate Capital LLC, as Note A-B Holder.
Exhibit 4.14	Agreement Between Note Holders, dated as of April 8, 2022, by and between Citi Real Estate Funding Inc., as Note A-1-A Holder and Note A-1-B Holder and Barclays Bank PLC, as Note A-2 Holder.

Exhibit 4.15	Agreement Between Noteholders, dated as of April 8, 2022, by and between Citi Real Estate Funding Inc., as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, Bank of Montreal, as Note A-4 Holder, Note A-5 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, and Barclays Bank PLC, as Note A-9 Holder, Note A-10 Holder and Note A-11 Holder.
Exhibit 4.16	Agreement Between Noteholders, dated as of March 6, 2022, by and among Citi Real Estate Funding Inc., as Initial Note A-1-A Holder, Initial Note A-2-A-1 Holder and Initial Note A-2-A-2 Holder, UBS AG, New York Branch, as Initial Note A-1-B Holder, Initial Note A-2-B-1 Holder, Initial Note A-2-B-2 Holder and Initial Note A-2-B-3 Holder, Bank of America, N.A. as Initial Note A-1-C Holder and Initial Note A-2-C Holder, Bank of Montreal, as Initial Note A-1-D Holder and Initial Note A-2-D Holder, Morgan Stanley Bank, N.A., as Initial Note A-1-E Holder and initial A-2-E Holder, and Citi Real Estate Funding Inc., as Initial Note B-1 Holder, UBS AG, New York Branch, as Initial Note B-2 Holder, Bank of America, N.A. as Initial Note B-3 Holder, Bank of Montreal, as Initial Note B-4 Holder, Morgan Stanley Bank, N.A., as Initial Note B-5 Holder.
Exhibit 4.17	Agreement Between Note Holders, dated as of June 28, 2022, by and between UBS AG, as Note A-1 Holder, UBS AG, as Note A-2 Holder, UBS AG, as Note A-3 Holder and UBS AG, as Note A-4 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of June 28, 2022, by and between BSPRT Finance Sub-Lender I, LLC, as Initial Note A-1 Holder and BSPRT Finance Sub-Lender I, LLC, as Initial Note A-2 Holder.
Exhibit 4.19	Agreement Between Note Holders, dated as of January 28, 2022, by and between Barclays Bank PLC, as Note A-1 Holder, Barclays Bank PLC, as Note A-2 Holder, and Citi Real Estate Funding Inc., as Note A-3 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of May 3, 2022, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder.
Exhibit 4.21	Co-Lender Agreement, dated as of January 27, 2022 by and among Barclays Bank PLC, as Note A-1-1 Holder, Note A-1-2 Holder, Note A-1-3 Holder and Note A-1-4 Holder, Barclays Capital Real Estate Inc., as Initial Note A-1-S Holder and Initial Note B-1-1 Holder, and Goldman Sachs Bank USA, as Initial Note A-2-S Holder, Initial Note A-2-2 Holder and Initial Note B-2-1 Holder.
Exhibit 4.22	Agreement Between Note Holders, dated as of November 30, 2021, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder and Societe Generale Financial Corporation, as Initial Note A-2 Holder.
Exhibit 4.23	Co-Lender Agreement, dated as of June 28, 2022 by and between Natixis Real Estate Capital LLC, as Note A-1 Holder and Natixis Real Estate Capital LLC, as Note A-2 Holder.
Exhibit 4.24	Agreement Between Note Holders, dated as of December 30, 2021, by and between Citi Real Estate Funding Inc., as Note A-1 Holder, Citi Real Estate Funding Inc., as Note A-2 Holder, Barclays Bank PLC, as Note A-3 Holder and Barclays Bank PLC, as Note A-4 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 28, 2022.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 28, 2022 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 8, 2022.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 28, 2022, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 28, 2022, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 28, 2022, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 28, 2022, between UBS AG by and through its New York branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 28, 2022, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of June 28, 2022, between BSPRT CMBS Finance, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of June 28, 2022, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 28, 2022	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Larry Kravetz
Name: Larry Kravetz
Title: President

BBCMS 2022-C16 FORM 8-K